Exhibit 99.1

RealPage Reports Fourth Quarter and Full Year 2014 Financial Results

  Q4’14 Non-GAAP total revenue of $104.2 million, or 8% growth
  Q4’14 Adjusted EBITDA of $17.2 million

CARROLLTON, Texas--(BUSINESS WIRE)--February 26, 2015--RealPage, Inc. (NASDAQ:RP), a leading provider of on demand software and software-enabled solutions to the rental housing industry, today announced financial results for its fourth quarter and full year ended December 31, 2014.

“Fourth quarter results were solid, reflecting initial returns on our sales force and new product investments,” said Steve Winn, Chairman and CEO of RealPage. “New sales bookings strength during the back half of 2014 gives us confidence in our revenue outlook for 2015. However, we are keenly aware of the consistent execution needed to accelerate revenue growth while expanding margins, and we are focused on that objective.”

“Adjusted EBITDA exceeded the high-end of our guidance for the quarter, underscoring our commitment to expanding margins over the long-term,” said Bryan Hill, CFO of RealPage. “Specifically, our financial objectives for 2015 are to accelerate revenue growth, continue to leverage our expanded global workforce, streamline our real estate footprint and optimize certain business processes.”

Fourth Quarter 2014 Financial Highlights

  Non-GAAP total revenue was $104.2 million, an increase of 8% year-over-year, while GAAP total revenue was $104.5 million, an increase of 9% year-over-year;
  Non-GAAP on demand revenue was $101.0 million, an increase of 9% year-over-year, while GAAP on demand revenue was $101.3 million, an increase of 10% year-over-year;
  Adjusted EBITDA was $17.2 million, a decrease of 30% year-over-year;
  Non-GAAP net income was $7.1 million, or $0.09 per diluted share, a year-over-year decrease of 42% and 44%, respectively; and
  GAAP net income was $0.1 million, or $0.00 per diluted share, compared to GAAP net income of $2.2 million, or $0.03 per diluted share, in the prior year quarter.

Full Year 2014 Financial Highlights

  Non-GAAP total revenue was $405.0 million, an increase of 7% year-over-year, while GAAP total revenue was $404.6 million, an increase of 7% year-over-year;
  Non-GAAP on demand revenue was $391.1 million, an increase of 7% year-over-year, while GAAP on demand revenue was $390.6 million, an increase of 8% year-over-year;
  Adjusted EBITDA was $70.6 million, a decrease of 22% year-over-year;
  Non-GAAP net income was $30.3 million, or $0.39 per diluted share, a year-over-year decrease of 32% and 34%, respectively; and
  GAAP net loss was $10.3 million, or a loss of $0.13 per diluted share, compared to GAAP net income of $20.7 million, or $0.27 per diluted share, in the prior year.

Financial Outlook

RealPage management expects to achieve the following results during its first quarter ended March 31, 2015:

  Total revenue is expected to be in the range of $107.0 million to $109.0 million;
  Adjusted EBITDA is expected to be in the range of $18.0 million to $19.0 million;
  Non-GAAP net income per diluted share is expected to be in the range of $0.09 to $0.10;
  Non-GAAP tax rate of approximately 40%; and,
  Weighted average shares outstanding of approximately 78.1 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2015:

  Total revenue is expected to be in the range of $450.0 million to $460.0 million;
  Adjusted EBITDA is expected to be in the range of $80.0 million to $85.0 million;
  Non-GAAP net income per diluted share is expected to be in the range of $0.41 to $0.45;
  Non-GAAP tax rate of approximately 40%; and,
  Weighted average shares outstanding of approximately 79.2 million.

Please note that the above statements are forward looking and that total revenue may exclude certain adjustments and the impact of acquisitions. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures” as well as reconciliation tables of GAAP financial measures to Non-GAAP financial measures as set forth in this press release.

Conference Call and Webcast

The Company will host a conference call on February 26, 2015 at 5 p.m. EST to discuss its financial results. Participants are encouraged to listen to the presentation via a live Web broadcast at http://www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 88517033, until March 2, 2015.

About RealPage

RealPage, Inc. is a leading provider of comprehensive property management software solutions for the multifamily, commercial, single-family and vacation rental housing industries. These solutions help property owners increase efficiency, decrease expenses, enhance the resident experience and generate more revenue. Using its innovative SaaS platform, RealPage's on demand software enables easy system integration and streamlines online property management. Its product line covers the full spectrum of property management, leasing and marketing, asset optimization, and resident management solutions. Founded in 1998 and headquartered in Carrollton, Texas, RealPage currently serves over 10,000 clients worldwide from offices in North America, Europe and Asia. For more information about the company, visit http://www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans," or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The Company may be required to revise its results upon finalizing its review of fourth quarter results, which could cause or contribute to such differences. Additional factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions, including leasing velocity or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in insurance claims; (c) an increase in customer cancellations; (d) the inability to increase sales to existing customers and to attract new customers; (e) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage, Inc.'s pricing policies or those of its competitors; (h) legal or regulatory proceedings; (i) inability to complete the integration of our LeaseStar products and deliver enhanced functionality on a timely basis; (j) the ability to enable margin expansion; and (k) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage Inc., including its Quarterly Report on Form 10-Q/A previously filed with the SEC on November 12, 2014. All information provided in this release is as of the date hereof and RealPage Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they include acquisition-related and other deferred revenue and exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi litigation (including related insurance litigation and settlement costs), and acquisition related expenses (including any purchase accounting adjustments) and include income taxes at a sustainable effective rate, which excludes the reversal of valuation allowances due to expected or realization of deferred tax assets.

We define non-GAAP total revenue as total revenue plus acquisition-related and other deferred revenue adjustment. We also define non-GAAP on demand revenue as on demand revenue plus acquisition-related and other deferred revenue adjustment. Non-GAAP net income is defined as net (loss) income plus acquisition-related and other deferred revenue adjustment, amortization of intangible assets, stock-based compensation expense, acquisition-related expense, any impact related to Yardi litigation (including related insurance litigation and settlement costs), loss on disposal of assets, and an adjustment to income tax expense (benefit) to reflect our effective tax rate.

We define Adjusted EBITDA as net (loss) income plus acquisition-related and other deferred revenue adjustments, depreciation and asset impairment, loss on sale of assets, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to Yardi litigation (including related insurance litigation and settlement costs), and acquisition-related expenses.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results;
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expenses and any impact related to the Yardi litigation (including related insurance litigation and settlement costs), from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be; and
  it is useful to include deferred revenue written down for GAAP purposes under purchase accounting rules and revenue deferred due to a lack of historical experience determining the settlement of the contractual obligation in order to appropriately measure the underlying performance of our business operations in the period of activity and associated expense.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Balance Sheets
At December 31, 2014 and December 31, 2013
(unaudited, in thousands except share data)

	December 31,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$26,936	$34,502
Restricted cash	85,543	71,941
Accounts receivable, less allowance for doubtful accounts of $2,363 and $914 at
December 31, 2014 and December 31, 2013, respectively	64,845	66,635
Deferred tax asset, net	10,996	3,284
Other current assets	9,495	7,453
Total current assets	197,815	183,815
Property, equipment and software, net	72,616	54,775
Goodwill	193,378	152,422
Identified intangible assets, net	100,085	108,815
Deferred tax asset, net	2,537	-
Other assets	5,059	3,386
Total assets	$571,490	$503,213
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$14,830	$11,978
Accrued expenses and other current liabilities	22,905	23,122
Current portion of deferred revenue	73,485	66,085
Customer deposits held in restricted accounts	85,489	71,910
Total current liabilities	196,709	173,095
Deferred revenue	6,903	5,671
Deferred tax liability, net	5,196	1,379
Revolving credit facility	20,000	-
Other long-term liabilities	13,902	8,564
Total liabilities	242,710	188,709
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares
issued and outstanding at December 31, 2014 and December 31, 2013, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized,
83,211,650 and 80,511,791 shares issued and 79,037,351 and 78,433,626 shares
outstanding at December 31, 2014 and December 31, 2013, respectively	83	81
Additional paid-in capital	437,664	390,854
Treasury stock, at cost: 4,174,299 and 2,078,165 shares at December 31, 2014 and
December 31,2013, respectively	(33,398)	(11,183)
Accumulated deficit	(75,360)	(65,086)
Accumulated other comprehensive loss	(209)	(162)
Total stockholders' equity	328,780	314,504
Total liabilities and stockholders' equity	$571,490	$503,213

Condensed Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2014 and 2013
(unaudited, in thousands except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Revenue:
On demand	$101,261	$92,081	$390,622	$362,312
On premise	648	892	3,094	3,691
Professional and other	2,555	2,546	10,835	11,019
Total revenue	104,464	95,519	404,551	377,022
Cost of revenue(1)	46,518	37,506	174,871	148,321
Gross profit	57,946	58,013	229,680	228,701
Operating expense:
Product development(1)	16,108	13,641	64,418	50,638
Sales and marketing(1)	27,593	23,902	111,563	95,894
General and administrative(1)	16,011	15,730	69,202	60,610
Total operating expense	59,712	53,273	245,183	207,142
Operating (loss) income	(1,766)	4,740	(15,503)	21,559
Interest expense and other, net	(333)	(156)	(1,104)	(1,077)
(Loss) income before income taxes	(2,099)	4,584	(16,607)	20,482
Income tax (benefit) expense	(2,209)	2,406	(6,333)	(210)
Net (loss) income	$110	$2,178	$(10,274)	$20,692

Net (loss) income per share
Basic	$-	$0.03	$(0.13)	$0.28
Diluted	$-	$0.03	$(0.13)	$0.27
Weighted average shares used in
computing net (loss) income per share
Basic	76,742	76,035	76,991	74,962
Diluted	77,565	77,108	76,991	76,187

(1) Includes stock-based compensation	Three Months Ended		Twelve Months Ended
expense as follows:	December 31,		December 31,
	2014	2013	2014	2013
Cost of revenue	$812	$900	$3,826	$3,111
Product development	1,874	1,665	8,637	4,788
Sales and marketing	2,948	3,102	12,966	10,993
General and administrative	2,622	2,988	11,621	10,805
	$8,256	$8,655	$37,050	$29,697

Condensed Consolidated Statements of Cash Flows
For the Three and Twelve Months Ended December 31, 2014 and 2013
(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Cash flows from operating activities:
Net (loss) income	$110	$2,178	$(10,274)	$20,692
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization	10,773	8,922	41,306	31,745
Deferred tax (benefit) expense	(1,880)	2,370	(7,891)	(2,503)
Stock-based compensation	8,256	8,655	37,050	29,697
Excess tax benefit from stock options	(2,248)	-	(2,248)	-
Loss on disposal and impairment of assets	350	4	386	314
Acquisition-related contingent consideration	(391)	(16)	173	1,284
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	4,948	(4,513)	11,470	(12,020)
Net cash provided by operating activities	19,918	17,600	69,972	69,209
Cash flows from investing activities:
Purchases of property, equipment and software	(7,937)	(10,762)	(37,062)	(32,952)
Acquisition of businesses, net of cash acquired	(5)	(17,887)	(41,947)	(28,229)
Intangible asset additions	(260)	(327)	(260)	(927)
Net cash used by investing activities	(8,202)	(28,976)	(79,269)	(62,108)
Cash flows from financing activities:
Payments on and proceeds from debt, net	(18,910)	(137)	18,250	(10,548)
Payments of deferred acquisition-related consideration	(2,412)	(4)	(6,419)	(1,549)
Issuance of common stock	4,746	3,754	9,914	10,608
Excess tax benefit from stock options	2,248	-	2,248	-
Purchase of treasury stock	(1,093)	(1,697)	(22,215)	(4,860)
Net cash provided by (used in) financing activities	(15,421)	1,916	1,778	(6,349)
Net (decrease) increase in cash and cash equivalents	(3,705)	(9,460)	(7,519)	752
Effect of exchange rate on cash	(29)	(18)	(47)	(54)
Cash and cash equivalents:
Beginning of period	30,670	43,980	34,502	33,804
End of period	$26,936	$34,502	$26,936	$34,502

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2014 and 2013
(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP revenue:
Revenue (GAAP)	$104,464	$95,519	$404,551	$377,022
Acquisition-related and other deferred revenue	(290)	922	435	2,717
Non-GAAP revenue	$104,174	$96,441	$404,986	$379,739

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Adjusted gross profit:
Gross profit (GAAP)	$57,946	$58,013	$229,680	$228,701
Acquisition-related and other deferred revenue	(290)	922	435	2,717
Depreciation	2,330	1,800	8,512	6,567
Amortization of intangible assets	2,860	2,062	10,712	7,713
Stock-based compensation expense	812	900	3,826	3,111
Adjusted gross profit	$63,658	$63,697	$253,165	$248,809

Adjusted gross profit margin	61.1%	66.0%	62.5%	65.5%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Adjusted EBITDA:
Net (loss) income (GAAP)	$110	$2,178	$(10,274)	$20,692
Acquisition-related and other deferred revenue	(290)	922	435	2,717
Depreciation, loss on disposal and impairment of assets	5,377	3,925	19,288	14,411
Amortization of intangible assets	5,746	5,001	22,404	17,648
Interest expense, net	337	228	1,117	1,427
Income tax (benefit) expense	(2,209)	2,406	(6,333)	(210)
Litigation-related expense	31	330	4,915	661
Stock-based compensation expense	8,256	8,655	37,050	29,697
Acquisition-related expense	(111)	1,156	1,987	3,269
Adjusted EBITDA	$17,247	$24,801	$70,589	$90,312

Adjusted EBITDA margin	16.6%	25.7%	17.4%	23.8%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP total product development:
Product development (GAAP)	$16,108	$13,641	$64,418	$50,638
Less: Amortization of intangible assets	-	-	-	-
Stock-based compensation expense	1,874	1,665	8,637	4,788
Non-GAAP total product development:	$14,234	$11,976	$55,781	$45,850

Non-GAAP total product development as % of non-GAAP revenue:	13.7%	12.4%	13.8%	12.1%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2014 and 2013
(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP total sales and marketing:
Sales and marketing (GAAP)	$27,593	$23,902	$111,563	$95,894
Less: Amortization of intangible assets	2,886	2,939	11,500	9,935
Stock-based compensation expense	2,948	3,102	12,966	10,993
Non-GAAP total sales and marketing:	$21,759	$17,861	$87,097	$74,966

Non-GAAP total sales and marketing as % of non-GAAP revenue:	20.9%	18.5%	21.5%	19.7%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP total general and administrative:
General and administrative (GAAP)	$16,011	$15,730	$69,202	$60,610
Less: Amortization of intangible assets	-	-	192	-
Acquisition-related expense	(111)	1,156	1,987	3,269
Stock-based compensation expense	2,622	2,988	11,621	10,805
Litigation-related expense	31	330	4,915	661
Non-GAAP total general and administrative:	$13,469	$11,256	$50,487	$45,875

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.9%	11.7%	12.5%	12.1%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP total operating expense:
Operating expense (GAAP)	$59,712	$53,273	$245,183	$207,142
Less: Amortization of intangible assets	2,886	2,939	11,692	9,935
Acquisition related expense	(111)	1,156	1,987	3,269
Stock-based compensation expense	7,444	7,755	33,224	26,586
Litigation-related expense	31	330	4,915	661
Non-GAAP total operating expense:	$49,462	$41,093	$193,365	$166,691

Non-GAAP total operating expense as % of non-GAAP revenue:	47.5%	42.6%	47.7%	43.9%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP operating income:
Operating (loss) income (GAAP)	$(1,766)	$4,740	$(15,503)	$21,559
Acquisition-related and other deferred revenue	(290)	922	435	2,717
Amortization of intangible assets	5,746	5,001	22,404	17,648
Stock-based compensation expense	8,256	8,655	37,050	29,697
Acquisition-related expense	(111)	1,156	1,987	3,269
Litigation-related expense	31	330	4,915	661
Non-GAAP operating income	$11,866	$20,804	$51,288	$75,551

Non-GAAP operating margin	11.4%	21.6%	12.7%	19.9%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2014 and 2013
(unaudited, in thousands except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP net income:
Net (loss) income (GAAP)	$110	$2,178	$(10,274)	$20,692

Tax deductible items:
Acquisition-related and other deferred revenue	(290)	922	435	2,717
Amortization of intangible assets	5,746	5,001	22,404	17,648
Stock-based compensation expense	8,256	8,655	37,050	29,697
Acquisition-related expense	(111)	1,156	1,987	3,269
Litigation-related expense	31	330	4,915	661
Loss on disposal and impairment of assets	350	4	386	314
Subtotal of tax deductible items	13,982	16,068	67,177	54,306

Tax impact of tax deductible items(1)	(5,593)	(6,427)	(26,871)	(21,722)
Tax expense resulting from applying effective tax rate(2)	(1,369)	572	310	(8,403)
Non-GAAP net income	$7,130	$12,391	$30,342	$44,873

Non-GAAP net income per share - diluted	$0.09	$0.16	$0.39	$0.59

Weighted average shares - diluted	77,565	77,108	76,991	76,187
Weighted average effect of dilutive securities	-	-	725	-
Non-GAAP weighted average shares - diluted	77,565	77,108	77,716	76,187

(1)	Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, acquisition-related deferred revenue adjustment and acquisition-related expense.
(2)	Represents adjusting to a normalized effective tax rate of 40%.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Annualized Non-GAAP on demand revenue per average on demand unit:
On demand revenue (GAAP)	$101,261	$92,081	$390,622	$362,312
Acquisition-related and other deferred revenue	(290)	922	435	2,717
Non-GAAP on demand revenue	$100,971	$93,003	$391,057	$365,029

Ending on demand units	9,560	9,022	9,560	9,022
Average on demand units	9,528	8,876	9,361	8,615

Annualized Non-GAAP on demand revenue per average on demand unit	$42.39	$41.91	$41.78	$42.37

Annual customer value of on demand revenue(1)	$405,248	$378,131

(1)	This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT:
RealPage, Inc.
Rhett Butler, 972-820-3773
rhett.butler@realpage.com